UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 4, 2009
                Date of Report (Date of earliest event reported)


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its chapter)

           Nevada                      000-22855                  95-4780218
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                              12224 Montague Street
                                Pacoima, CA 91331
                    (Address of principal executive offices)

                                 (818) 899-4686
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Resignation of independent registered public accounting firm

In connection with the reorganization of McKennon, Wilson & Morgan LLP (the "Former Auditors") in which certain of its audit partners resigned from the Former Auditors and have joined DBBMcKennon. The Former Auditors resigned as the independent auditors of American Soil Technologies, Inc. (the "Company"), effective May 4, 2009.
 The Former Auditors had been the Company's auditor since September 21, 2007.

The Company's Board of Directors (the "Board") approved the resignation of McKennon, Wilson & Morgan LLP on May 4, 2009.

The Former Auditors' audit report on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditors' report on the Company's financial statements for each of the past two fiscal years included an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim periods until the change, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)( v) of Regulation S-K have occurred.

The Company provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree. A copy of such letter, dated May 4, 2009, is filed as Exhibit 16.1 hereto.

(b) Engagement of new independent registered public accounting firm.

Effective May 4, 2009, the Board appointed DBBMcKennon (the "New Auditors") as the Company's new independent auditors.

During the Company's two most recent fiscal years and subsequent interim period on or prior to May 4, 2009, the Company has not consulted with the New Auditors regarding either i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might

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be rendered on the  Company's  financial  statements or (ii) any matter that was either  the  subject  of a  disagreement  or event  identified  in  response  to
(a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1 Letter on change in certifying accountant from McKennon, Wilson & Morgan LLP dated May 4, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 7, 2009                      American Soil Technologies, Inc.


                                        By: /s/ Carl Ranno, President
                                           -----------------------------


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